Exhibit 10.12

STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE — NET

1.                                      Basic Provisions (“Basic Provisions”).

1.1.                            Parties: This Lease (“Lease”), dated for reference purposes only March 7, 2011, is made by and between LIBERTY INDUSTRIAL PARK LLC, a California limited liability company (“Lessor”) and ADVANCED BIOHEALING, Incorporated, a Delaware corporation (“Lessee”), (collectively the “Parties”, or individually a “Party”).

1.2.                            (a)                                 Premises: That certain portion of the Project (as defined below), including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 9677 Distribution Avenue, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, as outlined on Exhibit A attached hereto (“Premises”) and generally described as: Approximately 6,000 square feet of industrial space. In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Project.” (See also Paragraph 2)

(b)                                 Parking: Three (3) unreserved vehicle parking spaces (“Unreserved Parking Spaces”); and no (0) reserved vehicle parking spaces (“Reserved Parking Spaces”). (See also Paragraph 2.6)

1.3.                            Term: Two (2) years) “Original Term”) commencing May 1, 2011 (“Commencement Date”) and ending April 30, 2013 (“Expiration Date”). (See also Paragraph 3, Addendum Paragraph 46)

1.4.                            Early Possession: Upon Completion of Improvements (“Early Possession Date”), (See also Paragraphs 3.2 and 3.3)

1.5.                            Base Rent: $ 4,080.00 per month (“Base Rent”), payable on the first (1st) day of each month commencing May 1, 2011. (See also Paragraph 4 and Addendum Paragraph 46)

1.6.                            Lessee’s Share of Common Area Operating Expenses: Eight point seventy-two percent (8.72%) (“Lessee’s Share”).

1.7.                            Base Rent and Other Monies Paid Upon Execution:

(a)                                 Base Rent: $ 4,080.00 for the period May 1 - May 31, 2011.

(b)                                 Common Area Operating Expenses: $ 0 for the period.

(c)                                  Security Deposit: $ 4.080.00 (“Security Deposit”). (See also Paragraph 5)

(d)                                 Other: None.

(e)                                  Total Due Upon Execution of this Lease: $ 8,160.00.

1.8.                            Agreed Use: Office, general storage and distribution as allowed by the City of San Diego and applicable laws. (See also Paragraph 6)

1.9.                            Insuring Party. Lessor is the “Insuring Party”. (See also Paragraph 8)

1.10.                     Real Estate Brokers Representation: (See also Paragraph 15) The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

☒ Voit Commercial Brokerage (“Lessor’s Broker”);

☒ Voit Commercial Brokerage (“Lessee’s Broker”);

or

☐ represents both Lessor and Lessee (“Dual Agency”).

1.11.                     Guarantor. None

1.12.                     Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 46 through 74 and Exhibits A through B, all of which constitute a part of this Lease.

2.                                      Premises.

2.1.                            Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

2.2.                            Condition. Lessor shall deliver that portion of the Premises contained within the Building (‘Unit”) to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, if any, and all other such elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent o such non-compliance, malfunction or failure, rectify same at Lessor’s expense. The warranty periods shall be as follows: (a) 6 months as to the HVAC systems, and (b) 30 days as to the remaining systems and other elements of the Unit. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee’s sole cost and expense (except for the repairs to the fire sprinkler systems, roof, foundations, and/or bearing walls -see Paragraph 7).

2.3.                            Compliance. Lessor warrants that the improvements on the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, covenants or restrictions of record, regulations, and ordinances in effect on the Start Date (“Applicable Requirements”). Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor’s expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start

Date, correction of that non-compliance shall be the obligation of Lessee at Lessee’s sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Unit, Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a)                                 Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b)                                 If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for the portion of such costs reasonably attributable to the Premises pursuant to the formula set out in Paragraph 7.1(d); provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c)                                  Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

2.4.                            Acknowledgments. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee’s intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5.                            Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

2.6.                            Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking, the use of which Unreserved Parking Spaces shall be subject to availability of the same at the time of Lessee’s intended use. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than passenger automobiles, trucks, vans and pick-up trucks, herein called “Permitted Size Vehicles.” Lessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Lessor.

(a)                                 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee’s employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities. Notwithstanding anything else herein to the contrary, Lessor hereby agrees that Lessee may spot a 40 foot refrigerated trailer in Lessee’s dock door of the Building on a temporary basis not to exceed six months from the Commencement Date hereof. Lessee’s use of the trailer shall be limited to cold storage while Lessee completes construction of a cold room in the Premises.

(b)                                 Lessee shall not service or store any vehicles in the Common Areas.

(c)                                  If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.7.                            Common Areas - Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Unit that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8.                            Common Areas - Lessee’s Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.9.                            Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations (“Rules and Regulations”) for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

2.10.                     Common Areas - Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a)                                 To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

(b)                                 To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c)                                  To designate other land outside the boundaries of the Project to be a part of the Common Areas;

(d)                                 To add additional buildings and improvements to the Common Areas;

(e)                                  To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

(f)                                   To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.                                      Term.

3.1.                            Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2.                            Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee’s Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

3.3.                            Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within 90 days after the Commencement Date, Lessee may, at its option, by notice in writing within 10 days after the end of such 90 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder, if such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within 4 months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4.                            Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.                                      Rent.

4.1.                            Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2.                            Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share (as specified in Paragraph 1.6) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

(a)                                 “Common Area Operating Expenses” are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Project, including, but not limited to, the following:

(i)                                     The operation, repair and maintenance, in neat, clean, good order and condition of the following:

(aa)                          The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and roof drainage systems.

(bb)                          Exterior signs and any tenant directories.

(cc)                            Any fire detection and/or sprinkler systems.

(ii)                                  The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered.

(iii)                               Trash disposal, pest control services, property management, security services, and the costs of any environmental inspections.

(iv)                              Reserves set aside for maintenance and repair of Common Areas.

(v)                                 Real Property Taxes (as defined in Paragraph 10).

(vi)                              The cost of the premiums for the insurance maintained by Lessor pursuant to Paragraph 8.

(vii)                           Any deductible portion of an insured loss concerning the Building or the Common Areas.

(viii)                        The cost of any Capital Expenditure to the Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such Capital Expenditure over a 12 year period and Lessee shall not be required to pay more than Lessee’s Share of 1/144th of the cost of such Capital Expenditure in any given month. Lessee shall not pay for any Replacement Costs of any Capital items that have a useful life of over 5 years per GAAP rules.

(ix)                              Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

(b)                                 Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Unit, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Unit, Building, or other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(c)                                  The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(d)                                 Lessee’s Share of Common Area Operating Expenses shall be payable by Lessee within 10 days after a reasonably detailed statement of actual expenses is presented to Lessee. At Lessor’s option, however, an amount may be estimated by Lessor from time to time of Lessee’s Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12 month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within 60 days after the expiration of each calendar year a reasonably detailed statement showing Lessee’s Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee’s payments under this Paragraph 4.2(d) during the preceding year exceed Lessee’s Share as indicated on such statement, Lessor shall credit the amount of such over-payment against Lessee’s Share of Common Area Operating Expenses next becoming due. If Lessee’s payments under this Paragraph 4.2(d) during the preceding year were less than Lessee’s Share as indicated on such statement, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement.

4.3.                            Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any late charges which may be due.

5.                                      Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 14 days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.                                      Use.

6.1.                            Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of the Project or causes damage to neighboring premises or properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

6.2.                            Hazardous Substances.

(a)                                 Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b)                                 Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c)                                  Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d)                                 Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e)                                  Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(f)                                   Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1 (e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

6.3.                            Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

6.4.                            Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable

Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination.

7.                                      Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1.                    Lessee’s Obligations.

(a)                                 In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility Installations (intended for Lessee’s exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

(b)                                 Service Contracts. Lessee shall, at Lessee’s sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler and pressure vessels, (iii) clarifiers, and (iv) any other equipment, if reasonably required by Lessor. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c)                                  Failure to Perform. If Lessee fails to perform Lessee’s obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days’ prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee’s behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly reimburse Lessor for the cost thereof.

(d)                                 Replacement. Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay interest on the unamortized balance at a rate that is commercially reasonable in the judgment of Lessor’s accountants. Lessee may, however, prepay its obligation at any time.

7.2.                            Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, Common Area fire alarm and/or smoke detection systems, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof unless the need for repair is due to the acts, omissions, negligence or willful misconduct of Lessee or its employees, agents contractors or invitees in which case Lessee shall be solely responsible for such repair, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3.                    Utility Installations; Trade Fixtures; Alterations.

(a)                                 Definitions. The term “Utility Installations” refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b)                                 Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to three (3) months’ Base Rent in the aggregate or a sum equal to one month’s Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

(c)                                  Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialman’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4.                            Ownership; Removal; Surrender; and Restoration.

(a)                                 Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b)                                 Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c)                                  Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.                                      Insurance; Indemnity.

8.1.                            Payment of Premiums. The cost of the premiums for the insurance policies required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), shall be a Common Area Operating Expense. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Start Date or Expiration Date.

8.2.                            Liability Insurance.

(a)                                 Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $ 2,000,000 per occurrence with an annual aggregate of not less than $3,000,000, an “Additional Insured-Managers or Lessors of Premises Endorsement” and contain the “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor but only with respect to claims covered thereunder that are required to be insured by Lessee and not Lessor hereunder, which Lessor’s insurance (with respect to items that are required to be insured by Lessee and not Lessor hereunder) shall be considered excess insurance only.

(b)                                 Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3.                    Property Insurance - Building, Improvements and Rental Value.

(a)                                 Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or elected by Lessor), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $50,000 per occurrence.

(b)                                 Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c)                                  Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d)                                 Lessee’s Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4.                            Lessee’s Property; Business Interruption Insurance.

(a)                                 Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b)                                 Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c)                                  No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5.                            Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least A-, VII, as set forth in the most current issue of “Best’s Insurance

Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6.                            Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7.                            Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8.                            Exemption of Lessor from Liability. Except to the extent caused by Lessor’s gross negligence or willful misconduct and not covered by insurance maintained (or required to be maintained) by Lessee hereunder, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessor’s negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee’s business or for any loss of income or profit therefrom.

9.                                      Damage or Destruction.

9.1.                            Definitions.

(a)                                 “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably (as determined by Lessor) be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b)                                 “Premises Total Destruction” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably (as determined by Lessor) be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c)                                  “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d)                                 “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e)                                  “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

9.2.                            Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3.                            Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (a) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (b) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4.                            Total Destruction. See Addendum

9.5.                            Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6.                            Abatement of Rent; Lessee’s Remedies.

(a)                                 Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b)                                 Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7.                            Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(f) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

9.8.                            Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.                               Real Property Taxes.

10.1.                     Definition. As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. The term “Real Property Taxes” shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project or any portion thereof or a change in the improvements thereon. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

10.2.                     Payment of Taxes. Lessor shall pay the Real Property Taxes applicable to the Project, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3.                     Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee’s request.

10.4.                     Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

10.5.                     Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11.                               Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Lessor’s sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Lessor may increase Lessee’s Base Rent by an amount equal to such increased costs.

12.                               Assignment and Subletting.

12.1.                     Lessor’s Consent Required.

(a)                                 Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b)                                 A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose. An Initial Public Offering (IPO) by Lessee shall not constitute a change in control for this purpose.

(c)                                  The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d)                                 An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e)                                  Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2.                     Terms and Conditions Applicable to Assignment and Subletting.

(a)                                 Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b)                                 Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c)                                  Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d)                                 In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e)                                  Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or 10% of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

(f)                                   Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g)                                  Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any option to extend granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing.

(h)                                 Notwithstanding anything to the contrary contained herein, Lessee hereby agrees that it shall be reasonable for Lessor to deny consent to any proposed assignment or subletting, if (i) the proposed transferee is either a governmental agency or instrumentality thereof, (ii) the use to be made of the Premises by the proposed transferee is (a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any so-called “exclusive” then in favor of another tenant of the Project, or (c) a use which would be prohibited by any other portion of this Lease, or (iii) the financial responsibility of the proposed transferee ish not reasonably satisfactory to Lessor.

12.3.                     Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a)                                 Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b)                                 In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c)                                  Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d)                                 No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e)                                  Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.                               Default; Breach; Remedies.

13.1.                     Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a)                                 The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b)                                 The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee; said three (3) business day period shall be in lieu of, and not in addition to, the notice requirements of Section 1161 of the California Code of Civil Procedure or any similar or successor law.

(c)                                  The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 38 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(d)                                 A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(e)                                  The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(f)                                   The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(g)                                  If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2.                     Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier’s check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a)                                 Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b)                                 Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c)                                  Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3.                     Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions”, shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4.                     Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to 10 % of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5.                     Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest (“Interest”) charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus 4%, but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6.                     Breach by Lessor.

(a)                                 Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b)                                 Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent an amount equal to the greater of one month’s Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee’s right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.                               Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Unit, or more than 25% of Lessee’s Reserved Parking Spaces, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.                               Brokerage Fees.

Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

16.                               Estoppel Certificates.

(a)                                 Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b)                                 If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c)                                  If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.                               Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor’s interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6.2 above.

18.                               Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.                               Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20.                               Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21.                               Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.                               No Prior or Other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.                               Notices. See Addendum.

24.                               Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.                               No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 200% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

26.                               Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27.                               Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

28.                               Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

29.                               Subordination; Attornment; Non-Disturbance.

29.1.                     Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

29.2.                     Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 29.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between Lessee and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations hereunder, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

29.3.                     Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

29.4.                     Self-Executing. The agreements contained in this Paragraph 29 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

30.                               Attorneys’ Fees. If any Party brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

31.                               Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary “For Sale” signs and Lessor may during the last 6 months of the term hereof place on the Premises any ordinary “For Lease” signs. Lessee may at any time place on the Premises any ordinary “For Sublease” sign.

32.                               Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

33.                               Signs. Except for ordinary “For Sublease” signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

34.                               Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

35.                               Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

36.                               Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

37.                               Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

38.                               Reservations. Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights.

39.                               Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

40.                               Authority. See Addendum.

41.                               Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

42.                               Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

43.                               Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

44.                               Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

45.                               Waiver of Jury Trial. The Parties hereby waive their respective rights to trial by jury in any action or proceeding involving the Property or arising out of this Agreement.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.                                      SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.                                      RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:		Executed at:

on:		on:

By LESSOR:		By LESSEE:

Liberty Industrial Park LLC, a California limited liability company		Advanced Biohealing, Incorporated, a Delaware corporation

By:	/s/ Stephen R. Madruga	By:	/s/ Kathy McGee
Name:	Stephen R. Madruga	Name:	Kathy McGee
Title:	Managing Member	Title:	Senior Vice-President, Operations

By:	/s/ Janice Gonsalves
Name:	Janice Gonsalves
Title:	Member

ADDENDUM TO STANDARD

INDUSTRIAL/COMMERCIAL MULTI - TENANT LEASE - NET

THIS ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET (“Addendum”) is made and entered into by and between LIBERTY INDUSTRIAL PARK LLC, a California limited liability company (“Lessor”), and ADVANCED BIOHEALING, Incorporated, a Delaware corporation, (“Lessee”), as of the date set forth on the first page of that certain Standard Industrial/Commercial Multi-Tenant Lease - Net (the “Lease”) between Lessor and Lessee to which this Addendum is attached and incorporated. The terms, covenants, and conditions set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with any provisions of the Lease, the provisions of this Addendum shall supersede and control.

46.                               Base Rent. The Base Rent payable by Lessee for the Premises during the Original Lease Term shall be as follows:

Months of Lease
Term	Monthly Base Rent

01*-12	$4,080.00 NNN
02	$0.00 NNN
03-12	$4,080.00 NNN
13-24	$4,202.00 NNN

*As provided in Paragraph 1.7(a) of the Lease, the Base Rent for the first (1st) full month of the Lease Term shall be paid by Lessee concurrently with Lessee’s execution of the Lease.

47.                                                                                                  Parking. Notwithstanding anything to the contrary set forth in Paragraph 2.6 of the Lease, Lessee shall be entitled to use on a non-exclusive, unreserved basis, during the Lease Term, the parking areas associated with the Project (except areas, if any, which are specifically designated by Lessor for the exclusive use of another lessee of the Project) for parking by Lessee, and Lessee’s employees and visitors, subject to any rules and regulations promulgated by Lessor, as the same may be established from time to time. In connection with the foregoing, Lessee hereby acknowledges and agrees that Lessee shall reasonably cooperate with Lessor and other lessees of the Project in order that the Project’s parking area shall be operated in a manner reasonably established by Lessor. All responsibility for damage and theft to vehicles is assumed by Lessee and Lessee’s employees and visitors. Lessee shall repair or cause to be repaired, at Lessee’s sole cost and expense, any and all damage to the Building and the Project caused by Lessee’s, or Lessee’s employees’ or visitors’ use of such parking areas therein. Lessor shall not be liable to Lessee, nor, except as may be provided in Paragraph 14 of the Lease, shall this Lease be affected in any way, by reason of any moratorium, initiative, referendum, statute, regulation or other governmental action which could in any manner prevent or limit the parking rights of Lessee hereunder. Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Project shall be considered assessments and Common Area Operating Expenses, and shall be payable by Lessee under the provisions of Paragraph 4.2 of the Lease. Notwithstanding anything to the contrary set forth above, during the Original Term, Lessee’s use of the parking facilities shall be at no charge to Lessee, except with respect to parking taxes or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Lessee or the parking users, or, if directly imposed against Lessor, Lessee shall reimburse Lessor for all such taxes and/or charges concurrently with its payment of Lessee’s Share of Common Area Operating Expenses.

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48.                                                                                                  Condition of Premises/Improvements. Lessee hereby acknowledges and agrees that, prior to the execution of the Lease, Lessee has performed all inspections of the Premises that Lessee deems necessary or appropriate, and, except as otherwise set forth herein, Lessee hereby acknowledges and agrees that (a) Lessee shall accept the Premises in its “AS-IS” condition as of the Commencement Date and (b) Lessor shall not be obligated to construct or pay for any improvements, additions or refurbishment in, to or of the Premises. Lessee further acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with respect to the Premises or the Project or the Premises’ suitability for the conduct of Lessee’s business therein. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises were, at such time, in satisfactory condition. In the event that Lessor consents to Lessee’s construction and completion of any improvements in the Premises (including, but not limited to, any Alterations, improvements, additions, or Utility Installations, as set forth in Paragraph 7.3 of the Lease), such construction shall be subject to the terms of Paragraph 7.3 of the Lease and all other relevant provisions of the Lease and Lessee hereby agrees to indemnify and defend Lessor and hold Lessor harmless from and against any and all claims, costs, expenses or liability, arising from Lessee’s design, construction and operation of any improvements in, on or about the Premises {including, without limitation, Lessee’s failure to obtain necessary permits, approvals or certificates from the applicable governmental authorities and/or actual attorneys’ costs and fees, and court costs). Lessee acknowledges and agrees that Lessee shall pay to Lessor a construction supervision and management fee (the “Lessor Supervision Fee”) in an amount equal to five percent (5%) of the total cost of all alterations and improvements constructed by Lessee or Lessor in the Premises, including, but not limited to, any Alterations, improvements, additions or Utility Installations described in Paragraph 7.3 of the Lease. Lessor shall, at Lessor’s sole cost and expense, utilizing Project standard materials and in Lessor’s Project standard manner, construct the following improvements in the Premises within a reasonable period of time after the date of the full execution and delivery of the Lease by Lessor and Lessee: professionally clean carpets, professionally clean office and restroom areas, and replace any damaged or missing ceiling tiles or light fixtures. Lessee acknowledges and agrees that all or any portion of Lessor’s Work may be performed by Lessor during Lessee’s occupancy of the Premises and that Lessor’s performance of Lessor’s Work shall not constitute a constructive eviction nor entitle Lessee to any abatement of rent..

49.                                                                                                  Common Area Operating Expenses. Notwithstanding anything to the contrary set forth in the Lease:

49.1.                     Lessor’s Failure to Notify. Lessor’s failure to notify Lessee of Lessor’s estimate of the Common Area Operating Expenses prior to the Commencement Date of the Lease Term or prior to the commencement of any calendar year of the Lease Term, shall not preclude Lessor from collecting, following such notification, those estimated Common Area Operating Expenses, which expenses (or balance) shall be due concurrently with Lessee’s next monthly installment of rent; provided, however, that if Lessor fails to notify Lessee of Lessee’s estimated Common Area Operating Expenses for the upcoming calendar year, Lessee shall continue to pay such Common Area Operating Expenses in effect for the prior calendar year until such time as Lessee is notified in writing of Lessor’s estimate for the then-current calendar year. Common Area Operating Expenses for a partial month shall be prorated based on a three hundred sixty (360) day calendar year.

49.2.                     Definition of Common Area Operating Expenses. Notwithstanding anything to the contrary contained in the Lease, the term “Common Area Operating Expenses” shall be defined to include all expenses identified in Paragraph 4.2(a) of the Lease and all other expenses incurred by Lessor in operating, maintaining and repairing the Project, as determined by standard real estate industry accounting practices, including, but not limited to: rent taxes, gross receipts taxes (whether assessed against Lessor or assessed against Lessee and paid by Lessor, or both); parking charges, surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations promulgated by any federal, state or local governmental authority in connection with the use or occupancy of the Project; water and sewer charges (if not separately metered to Lessee); the cost of utilities, janitorial services and labor (if not separately metered to Lessee); the cost (amortized over the reasonably anticipated useful life of the asset, together with interest at the maximum rate allowable by law on the unamortized balance) of (i) any capital improvements made to the Project by Lessor to the extent such capital improvements reduce Common Area Operating Expenses or which

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are made to the Project by Lessor after the Commencement Date of the Lease Term as required pursuant to any law or regulation that was not applicable at the time they were constructed, or (ii) replacement of any equipment needed to operate the Project at a consistent level or quality, but only in the event that such equipment (A) is malfunctioning or non-functioning and the repair of such equipment would not be economically feasible when compared to the cost of replacement, or (B) is otherwise due for replacement in the ordinary course of its reasonably anticipated useful life; costs incurred in the management of the Project, if any, including a management fee, supplies, wages and salaries of employees used in the management, operation and maintenance of the Project, and payroll taxes and similar governmental charges with respect thereto, and Project management office rental (but only to the extent such management office is used for the management of the Project); the cost of air conditioning, heating and ventilating (if not separately metered to Lessee); waste disposal; the costs of repair and maintenance of the Project, including payroll expenses and rental of personal property used in connection therewith; costs of maintaining signs; personal property taxes levied on or attributable to personal property used in connection with the operation, maintenance and repair of the Project; reasonable audit or verification fees; and the costs of resurfacing, painting, lighting, cleaning, refuse removal and similar items, including appropriate reserves, of the Project.

50.                               Unavoidable Delays. If the performance by Lessor of any act (if any) required herein, is directly prevented or delayed by reason of strikes, lockouts, labor disputes, governmental delays, acts of God, fire, floods, epidemics, freight embargoes, unavailability of materials and supplies, development moratoriums imposed by any governmental authority or other governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), Lessee-caused delays, or other causes beyond the reasonable control of Lessor, Lessor shall be excused from performing that act for the period equal to the period of prevention or delay.

51.                               Use. Should any standard or regulation now or hereafter be imposed on Lessor or Lessee by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, lessors or lessees, then, except as otherwise specifically set forth in the Lease, Lessee agrees, at its sole cost and expense, to comply promptly with such standards or regulations.

52.                               Hazardous Substances. Lessee acknowledges that Lessor may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Substance, or (B) otherwise in connection with Hazardous Substance, including, without limitation, the following: (i) Hazardous Substance present in soil or ground water; (ii) Hazardous Substance that migrates, flows, percolates, diffuses or in any way moves onto or under the real property on which the Premises is located (“Real Property”); (iii) Hazardous Substance present on or under the Real Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Real Property by other tenants of the Real Property or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Substance due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Lessee agrees, except as provided below, that the costs incurred by Lessor with respect to, or in connection with, complying with laws, codes, regulations or ordinances relating to Hazardous Substance shall be a Common Area Operating Expense, unless the cost of such compliance, as between Lessor and Lessee, is made the responsibility of Lessee under the Lease. Notwithstanding anything to the contrary in the Lease, the following costs shall not be included in Common Area Operating Expenses and shall not be the obligation of Lessee: (A) costs incurred to comply with laws relating to the removal of Hazardous Substance which was in existence in the Project prior to the Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Substance, in the state, and under the conditions that it existed in the Project, would have then required the removal of such Hazardous Substance or other remedial or containment action with respect thereto; and (B) costs incurred to remove, remedy, contain, or treat Hazardous Substance, which Hazardous Substance is brought into the Project after the date hereof by Lessor or any other tenant of the Project and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Substance, in the state, and under the conditions, that it exists in the Project, would have then required the removal of such Hazardous Substance or other remedial or containment action with respect thereto. To the extent any such Common Area Operating Expense relating to Hazardous Substance is

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subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Lessee shall be entitled to a proportionate share of such Common Area Operating Expense to which such recovery or reimbursement relates,

53.                               Compliance with Law. Notwithstanding anything in Paragraph 6.3 of the Lease to the contrary, Lessee shall, at its sole cost and expense, promptly comply with any Applicable Requirements which relate to (a) Lessee’s use of the Premises, (b) any Alterations made by or on behalf of Lessee to the Premises, or (c) the structural portions of the Project and the public restrooms, and the systems and equipment located in the internal core of the Project (the “Base Building”), but only to the extent such obligations are triggered by Alterations made by Lessee to the Premises, or Lessee’s use of the Premises. Lessor shall comply with all Applicable Requirements relating to the Base Building, provided that compliance with such Applicable Requirements is not the responsibility of Lessee under the Lease, and provided further that Lessor’s failure to comply therewith would prohibit Lessee from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Lessee’s employees or create a significant health hazard for Lessee’s employees. Lessor shall be permitted to include in Common Area Operating Expenses any costs or expenses incurred by Lessor under this Paragraph 53 to the extent consistent with the definition of Common Area Operating Expenses.

54.                               Lessee’s Repair and Maintenance Obligations. In connection with Paragraph 7.1 of the Lease, all repairs and maintenance of the Premises by Lessee as required under the Lease shall be performed in a first class manner by contractors and other personnel reasonably approved by Lessor, shall be performed in accordance with a repair and maintenance plan reasonably approved by Lessor, and shall comply with guidelines and shall meet such standards of quality as may be reasonably established by Lessor from time to time during the Lease Term, including, without limitation, providing Lessor with copies of all permits obtained by Lessee and “as-built” drawings of such work performed by Lessee.

55.                               Lessee’s Insurance. The following shall be added to the end of Paragraph 8.2(a) of the Lease:

“Lessee agrees to maintain in full force and effect at all times during the term of this Lease, as it may be extended, at its own expense, for the protection of Lessee and Lessor, as their interests may appear, policies of insurance issued by a reasonable carrier or carriers acceptable to Lessor which afford the following coverages: (i) Worker’s compensation: statutory limits; and (ii) Employer’s liability: as required by law.

In the event that Lessee fails to obtain and maintain any insurance required under the Lease for any reason whatsoever, such failure shall constitute a material Default by Lessee under this Lease and Lessee shall be conclusively deemed to have self-insured such insurance obligations with the full waiver of subrogation set forth in the Lease.

Lessee shall name Lessor, and at Lessor’s request, such other persons or entities of which Lessee has been informed in writing, as additional insureds thereunder, all as their respective interests may appear with respect to the commercial liability insurance required to be maintained by Lessee under the Lease.”

56.                               Damage or Destruction.

56.1.                     Total Destruction. Notwithstanding anything contained in the Lease, if Premises Total Destruction occurs (including any destruction required by an authorized public authority), then Lessor may elect to either repair such damage (but not damage to Lessee’s Trade Fixtures or Lessee-Owned Alternations and Utility Installations), or terminate the Lease upon notice of such election in writing to Lessee given within ninety (90) days after Lessor’s knowledge of the occurrence of such damage. In addition, to the extent the damage or destruction was caused by Lessee or Lessee’s agents, employees or contractors, Lessor

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shall have the right to recover Lessor’s damage from Lessee except as released and waived in Paragraph 8.6 of the Lease.

56.2.                     Statutory Provisions. Notwithstanding anything to the contrary set forth in Paragraph 9 of the Lease, Lessee hereby waives the provisions of California Civil Code Sections 1932 and 1933, and any successor sections and any other statutes which are inconsistent with the provisions of the Lease and which relate to the termination of leases when leased property is destroyed, and agree that such event shall be governed by the terms of the Lease.

57.                       Assignment and Subletting.

57.1.                     Transfer Premiums. Notwithstanding anything to the contrary contained in Paragraph 12 of the Lease, one hundred percent (100%) of any sums or other economic consideration received by Lessee as a result of any assignment or subletting entered into pursuant to Paragraph 12 of the Lease, however denominated under the assignment or sublease, which exceed, in the aggregate (a) the total sums which Lessee is obligated to pay Lessor under the Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (b) (i) reasonable real estate brokerage commissions or fees payable by Lessee in connection with such assignment or subletting and (ii) reasonable costs of improvements required to be constructed by Lessee for any such assignee or subtenant, shall be paid by Lessee to Lessor as additional rent under the Lease without affecting or reducing any other obligations of Lessee thereunder. Lessee understands, acknowledges and agrees that Lessor’s right to recapture any consideration paid in connection with an approved assignment or subletting is a material inducement for Lessor’s agreement to lease the Premises to Lessee upon the terms and conditions set forth in the Lease.

57.2.                     Lessor’s Option as to Subject Space. Notwithstanding anything to the contrary contained in Paragraph 12 of the Lease or this Paragraph 57.2, Lessor shall have the option, by giving written notice to Lessee within thirty (30) days after receipt of written notice of any proposed assignment or sublease by Lessee (a “Transfer Notice”), to recapture the space which is the subject of such proposed transfer (the “Subject Space”). Such recapture notice shall cancel and terminate the Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the proposed transfer as set forth in the Transfer Notice. In the event of a recapture by Lessor, if the Lease shall be canceled with respect to less than the entire Premises, the rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Lessee in proportion to the number of rentable square feet contained in the Premises, and the Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Lessor declines, or fails to elect in a timely manner to recapture the Subject Space under this Paragraph 57.2, then, provided Lessor has consented to the proposed transfer pursuant to Paragraph 12 of the Lease, Lessee shall be entitled to proceed to transfer the Subject Space to the proposed transferee, subject to provisions of Paragraph 12 of the Lease and this Paragraph 57.2 above.

58.                               Mortgagee Protection. In connection with Paragraph 13.6 of the Lease, Lessee agrees to send by certified or registered mail to any mortgagee or deed of trust beneficiary of the Premises whose address has been furnished to Lessee, a copy of any notice of Default served by Lessee on Lessor. If Lessor fails to cure such Default within the time provided for in the Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such Default; provided, however, that if such Default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the Default as is reasonably necessary under the circumstances provided such mortgagee or beneficiary commences the cure of such Default within said thirty (30) day period and diligently pursues the same to completion.

59.                               Notices. All notices, demands or other communications given or permitted hereunder shall be in writing (except as otherwise expressly stated herein) and shall be sent by personal delivery, by nationally recognized overnight courier or by United States mail, registered or certified, return receipt requested, postage prepaid, and shall be deemed delivered on the date of personal delivery, one (1) business day following the

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date of delivery to a nationally recognized overnight courier, and three (3) business days following deposit of United States mail, registered or certified, return receipt requested, postage prepaid, as the case may be. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day. Such notices, demands or other communications shall be addressed as follows (provided that either party by written notice to the other may specify a different or additional address for notice):

To Lessor:                                                                                                                                       Liberty Industrial Park, LLC

P.O. Box 927474

San Diego, CA 92192

Attn: Steve Madruga

and

Janice Gonsalves

Liberty Industrial Business Park, LLC

41 Teresita Boulevard

San Francisco, CA 94127

with a copy to:

Allen Matkins Leck Gamble & Mallory LLP

501 W. Broadway, Fifteenth Floor

San Diego, CA 92101-3547

Attention: Martin L. Togni, Esq.

To Lessee:                                                                                                                                      Kathy McGee

Advanced Biohelaing, Inc.

10933 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

60.                               Holding Over. In connection with Paragraph 25 of the Lease, acceptance by Lessor of rent after such expiration or earlier termination of the Lease Term shall not result in any renewal of the Lease Term. The foregoing provisions are in addition to and do not affect Lessor’s right of re-entry or any other rights or remedies of Lessor hereunder or as otherwise provided at law or in equity, or both. If Lessee fails to surrender the Premises upon the expiration or earlier termination of the Lease Term despite Lessor’s demand to do so, Lessee shall indemnify, protect, defend, and hold Lessor harmless from and against any and all losses, costs, damages and liability (including actual attorneys’ fees and costs, and court costs), direct or indirect, which Lessor may suffer as a result of Lessee’s failure to surrender the Premises. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

61.                               Furnishing of Financial Statement; Lessee’s Representations. In connection with Paragraph 16(c) of the Lease, Lessor shall be entitled to make the information contained in the financial statements available to any potential partner or lenders of Lessor or purchasers of the Premises or any portion thereof. Subject to the right of Lessor to distribute the information contained in said financial statements as provided in the preceding sentence, Lessor agrees to use commercially reasonable efforts to protect the confidentiality of the information contained in said financial statements. Lessee represents and warrants that all financial statements, records and information furnished by Lessee to Lessor in connection with the Lease are true, correct and complete in all respects.

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62.                               Limitation on Liability. The obligations of Lessor under the Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or their partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to the Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction. It is expressly understood and agreed that notwithstanding any contrary provision in the Lease, and notwithstanding any applicable law to the contrary, the liability of Lessor hereunder and any recourse by Lessee against Lessor, shall be limited solely and exclusively to an amount which is equal to the lesser of (a) the interest of Lessor in the Premises or (b) the equity interest Lessor would have in the Premises if the Premises were encumbered by third-party debt in an amount equal to ninety percent (90%) of the value of the Premises (as such value is determined by Lessor), and Lessor shall have no personal liability therefor, and Lessee hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Lessee. Notwithstanding anything to the contrary contained in the Lease, as hereby amended, Lessor shall not be liable under any circumstances for injury or damage to, or interference with, Lessee’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of good will or loss of use, in each case, however occurring.

63.                               Security. In connection with Paragraph 7.3 of the Lease, Lessee shall, at Lessee’s sole cost and expense, take such security measures as Lessee deems appropriate or necessary in order to secure the Premises and portions thereof in accordance with such requirements as may be imposed by contractors of Lessee; provided, however, in the event any such security measures require any alterations of or additions to the Premises, any such alterations and/or additions shall be subject to the terms of Paragraphs 7.3 and 7.4 of the Lease.

64.                               Authority. If Lessee is a corporation, partnership or limited liability company, each individual executing the Lease on behalf of said entity represents and warrants that the Lease is binding upon said entity in accordance with its terms, and that he or she is duly authorized to execute and deliver the Lease on behalf of said entity in accordance with: (a) if Lessee is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, (b) if Lessee is a partnership, the terms of the partnership agreement, and (c) if Lessee is a limited liability company, the terms of its operating agreement. Concurrently with Lessee’s execution of the Lease, Lessee shall provide to Lessor a copy of; (a) if Lessee is a corporation, a resolution of the Board of Directors authorizing the execution of the Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation, (b) if Lessee is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing the Lease on behalf of said partnership, and (c) if Lessee is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing the Lease on behalf of said limited liability company. In the event Lessee fails to comply with the requirements set forth in this Paragraph 64, then each individual executing the Lease shall be personally liable for all of Lessee’s obligations in the Lease.

65.                               Outside Storage. No storage will be allowed outside the Premises nor on any of the common areas as pertains to landscaping, driveways, parking lots, fences and all sidewalks and parkways adjacent to the Building. This includes, but it not limited to supplies, materials, goods, pallets dunnage and equipment. No vehicles may be parked or stored outside the parking facilities for the Building. Violation of this paragraph shall constitute a material Default of the Lease. Lessor shall have no responsibility whatsoever for theft or vandalism of materials located inside or outside the Premises.

66.                               Fire Regulations. Lessee, at Lessee’s sole cost and expense, agrees to comply with all fire regulations imposed by federal, state and local authorities.

67.                               Electrical. Lessee, at Lessee’s sole cost and expense, hereby agrees that all electrical wiring, conduit, J-boxes, and outlets installed by Lessee shall comply with all building codes, and shall, at Lessor’s

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option, become the property of Lessor and shall not be removed from the Premises at the termination of the Lease or any extensions thereof.

68.                               Outside Work. No work by Lessee shall be permitted on the sidewalks, roofs, streets, driveways, parking or landscaped areas. This prohibition includes, but it not limited to, assembly, construction, mechanical work, painting, drying, layout, cleaning, or repair of goods or materials. Violation of this paragraph shall constitute a material Default of the Lease.

69.                               Keys and Locks. Upon taking possession of the Premises, Lessee, at Lessee’s sole cost, shall rekey all doors to the Premises. At the termination of the Lease, Lessor shall rekey the front door of the Premises to Lessor’s vacancy key. The cost of this rekeying shall be deducted from Lessee’s Security Deposit.

70.                               Rules and Regulations. Lessee agrees that it shall abide by, and keep and observe the rules and regulations set forth in Exhibit B (the “Rules and Regulations”), attached hereto. Lessor may amend the Rules and Regulations from time-to-time, in its sole and absolute discretion, for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Project and their invitees.

71.                               Lessee’s lease of Other Space Owned or Controlled By Lessor. If Lessee leases space in the Project or any other property owned or controlled by Lessor or its affiliates, then any Breach by Lessee under such other lease or occupancy agreement shall, at Lessor’s election, also be deemed by Lessor to be a Breach under the Lease.

72.                               Option to Extend.

(a)                                 Option Term. Subject to the terms hereof, Lessor hereby grants to Lessee two (2) options (the “Extension Option”) to extend the Term of this Lease with respect to the entire Premises for one (1) year (“Option Term”), on the same terms, covenants and conditions as provided for in the Lease during the initial Term, except that monthly Base Rent shall be shall be established based on the “fair market rental rate” for the Premises for the Option Term as defined and determined in accordance with the provisions of this Paragraph 72.

(b)                                 Procedure for Exercise. The Extension Option must be exercised, if at all, by written notice (“Extension Notice”) delivered by Lessee to Lessor no earlier than the date which is nine (9) months, and no later than the date which is six (6) months, prior to the expiration of the initial Term of this Lease.

(c)                                  Procedure for Exercise. The Extension Option must be exercised, if at all, by written notice (“Extension Notice”) delivered by Lessee to Lessor no earlier than the date which is nine (9) months, and no later than the date which is six (6) months, prior to the expiration of the initial Term of this Lease.

(d)                                 Definition of Fair Market Rental Rate. The term “fair market rental rate” as used herein shall mean the annual amount per rentable square foot, projected during the relevant period, that a willing, comparable, non-equity renewal tenant (excluding sublease, assignment and new tenant transactions) would pay, and a willing, comparable landlord of a comparable quality building located in the vicinity of the Building would accept, at arm’s length (what Lessor is accepting in current transactions for the Project may be considered), for space unencumbered by any other tenant’s expansion rights and comparable in size and quality as the leased area at issue taking into account the age, quality and layout of the existing improvements in the leased area at issue (with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Lessee) and taking into account items that professional real estate brokers customarily consider in renewal transactions, including, but not limited to, rental rates, space availability, tenant size, refurbishment allowances, operating expenses, parking charges, and any other amounts then being charged by Lessor or the lessors of such

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similar industrial buildings but specifically disregarding concessions then being granted by comparable landlords to new tenants in comparable buildings located in the vicinity of the Building.

(e)                                  Determination of Fair Market Rental Rate. Lessor’s determination of fair market rental rate shall be delivered to Lessee in writing not later than thirty (30) days following Lessor’s receipt of Lessee’s Extension Notice. Lessee will have five (5) days (“Lessee’s Review Period”) after receipt of Lessor’s notice of the fair market rental rate within which to accept such fair market rental rate or to object thereto in writing. Lessee’s failure to accept the fair market rental rate submitted by Lessor in writing within Lessee’s Review Period will conclusively be deemed Lessee’s disapproval thereof. If Lessee objects to the fair market rental rate submitted by Lessor within Lessee’s Review Period, then Lessor and Lessee will attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. If Lessor and Lessee fail to reach agreement on such fair market rental rate within ten (10) days following the expiration of Lessee’s Review Period (the “Outside Agreement Date”), then Lessee may, within ten (10) days following the Outside Agreement Date, demand by written notice to Lessor that each party’s determination be submitted to appraisal in accordance with the following provisions of this Paragraph 72(d). Lessee’s failure to timely demand appraisal will constitute Lessee’s rescission of its Extension Notice and the Extension Option will be null and void and of no further force or effect.

(1)                                 Lesser and Lessee shall each appoint one independent, unaffiliated, neutral appraiser who shall by profession be a real estate broker who has been active over the five (5) year period ending on the date of such appointment in the valuation of leases of comparable industrial space in comparable buildings in the general vicinity of the Building. Each such appraiser will be appointed within twenty (20) days after the Outside Agreement Date.

(2)                                 The two (2) appraisers so appointed will, within ten (10) days of the date of the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth herein above for qualification of the initial two (2) appraisers.

(3)                                 The determination of the appraisers shall be limited solely to the issue of whether Lessor’s or Lessee’s last proposed (as of the Outside Agreement Date) new fair market rental rate for the Premises is the closest to the actual new fair market rental rate for the Premises as determined by the appraisers, taking into account the requirements of Paragraphs 72(a) and 72(c) above and 72(d) regarding same.

(4)                                 The three (3) appraisers shall, within fifteen (15) days of the appointment of the third appraiser, reach a decision as to whether the parties shall use Lessor’s or Lessee’s submitted new fair market rental rate (i.e., the appraisers may only select Lessor’s or Lessee’s submission and may not select a compromise position), and shall notify Lessor and Lessee thereof.

(5)                                 The decision of the majority of the three (3) appraisers shall be binding upon Lessor and Lessee. The cost of each party’s appraiser shall be the responsibility of the party selecting such appraiser, and the cost of the third appraiser (or arbitration, if necessary) shall be shared equally by Lessor and Lessee.

(6)                                 If either Lessor or Lessee fails to appoint an appraiser within the time period in Paragraph 72(d)(1) hereinabove, the appraiser appointed by one of them shall reach a decision, notify Lessor and Lessee thereof and such appraiser’s decision shall be binding upon Lessor and Lessee.

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(7)                                 If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association (but subject to the requirements of Paragraphs 72(a) and 72(c) and this Paragraph 72(d)).

(8)                                 In the event that the new monthly Base Rent is not established prior to end of the initial Term of the Lease, the monthly Base Rent immediately payable at the commencement of such Option Term shall be the monthly Base Rent payable in the immediately preceding month. Notwithstanding the above, once the fair market rental is determined in accordance with this Paragraph 72(d), the parties shall settle any underpayment or overpayment on the next monthly Base Rent payment date falling not less than thirty (30) days after such determination.

(f)                                   No Defaults. Notwithstanding anything above to the contrary, the Extension Option is personal to the Original Lessee and may be exercised only by the Original Lessee executing the Lease while occupying the entire Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the Original Lessee. The Extension Option is not assignable separate and apart from the Lease, nor may the Extension Option be separated from the Lease in any manner, either by reservation or otherwise. Lessee shall have no right to exercise the Extension Option, notwithstanding any provision of the grant of the Extension Option to the contrary, and Lessee’s exercise of the Extension Option may, at Lessor’s option, be nullified by Lessor and deemed of no further force or effect, if Lessee shall be in default under the terms of the Lease after the expiration of applicable cure periods as of Lessee’s exercise of the Extension Option or at any time after the exercise of the Extension Option and prior to the commencement of the Option Term.

(g)                                 Notwithstanding anything above to the contrary, the Extension Option is personal to the original Lessee executing the Lease (“Original Lessee”) and may be exercised only by the Original Lessee while occupying the entire Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the Original Lessee. The Extension Option is not assignable separate and apart from the Lease, nor may the Extension Option be separated from the Lease in any manner, either by reservation or otherwise. Lessee shall have no right to exercise the Extension Option, notwithstanding any provision of the grant of the Extension Option to the contrary, and Lessee’s exercise of the Extension Option may, at Lessor’s option, be nullified by Lessor and deemed of no further force or effect, if Lessee shall be in default under the terms of the Lease after the expiration of applicable cure periods as of the date of Lessee’s exercise of the Extension Option or at any time after the exercise of the Extension Option and prior to the commencement of the Option Term.

73.                               Signage. Lessor retains absolute control over the exterior appearance of the Project and the exterior appearance of the Premises. Except as otherwise set forth herein, Lessee will not install, or permit to be installed, any drapes, furnishings, signs, lettering, advertising or any items that will in any way alter the exterior appearance of the Project or the exterior appearance of the Premises. Lessor hereby agrees that Lessee, at Lessee’s sole cost and expense, shall have the right during the Lease Term to have installed on the exterior face of the Premises in accordance with the terms of this Paragraph 73, one (1) identity sign identifying Lessee’s name and/or logo (the “Identity Sign”). The graphics, materials, color, design, lettering, lighting, size, quality, specifications and exact location of the Identity Sign shall be subject to the prior written approval of Lessor, in Lessor’s sole discretion, and shall also comply with and be subject to all other applicable laws, statutes, ordinances, rules, regulations, permits, approvals, and all covenants, conditions or restrictions of record. The Identity Sign shall be installed by Lessee, and Lessee shall pay the costs incurred in the design, construction and installation of the Identity Sign. Lessee, at its sole cost and expense, shall

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maintain the Identity Sign in accordance with a maintenance program approved and supervised by Lessor. At the expiration or earlier termination of the Lease, Lessee shall, at Lessee’s sole cost and expense, cause (a) the Identity Sign to be removed from the Premises and (b) the Premises to be restored to its condition existing prior to the installation of the Identity Sign (including remediating any discoloration). If Lessee fails to remove the Identity Sign and restore the Premises as provided in this Paragraph 73 within thirty (30) days of the expiration or earlier termination of the Lease, then Lessor may perform such work and all costs and expenses incurred by Lessor in connection therewith shall constitute additional rent under the Lease and shall be paid by Lessee to Lessor within ten (10) days of Lessee’s receipt of an invoice therefor. The signage rights granted to Lessee under this Paragraph 73 are personal to the Original Lessee, and may not be assigned or transferred to any other person or entity, including, without limitation, an assignee or sublessee of this Lease.

74.                               Jurisdiction/Service of Process. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LESSEE HEREBY CONSENTS TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, AND (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum concurrently with the Lease of even date herewith.

“LESSOR”	LIBERTY INDUSTRIAL PARK LLC,
a California limited liability company

	By:	/s/ Stephen R. Madruga
		Name:	Stephen R. Madruga
		Title:	Managing Member

	By:	/s/ Janice Gonsalves
		Name:	Janice Gonsalves
		Title:	Member

“LESSEE”,	ADVANCE BIOHEALING, INC.
a Delaware corporation

	By:	/s/ Kathy McGee
		Name:	Kathy McGee
		Title:	Senior Vice-President, Operations

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EXHIBIT “A”

PREMISES

[Floor Plan]

EXHIBIT “B”

RULES AND REGULATIONS

1.                                      No sign, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Project or in any part of the Common Area without the prior written consent of Lessor. Lessor shall have the right to remove, at Lessee’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by Lessor, using materials and in a style and format approved by Lessor.

2.                                      Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises, in Lessor’s sole discretion. No awnings or other projection shall be attached to the outside walls of the Project without the prior written consent of Lessor.

3.                                      Lessee shall not obstruct any sidewalks, halls, passages, exits, entrances, or loading docks of the Project. Neither Lessee nor any employee, invitee, agent, licensee or contractor of Lessee shall go upon or be entitled to use any portion of the roof of the Project.

4.                                      Unless expressly set forth to the contrary in Lessee’s Lease, Lessee shall have no right or entitlement to the display of Lessee’s name or logo on any Project sign, monument sign or pylon sign.

5.                                      All cleaning and janitorial services for the Premises shall be provided, at Lessee’s sole cost and expense, exclusively by or through Lessee or Lessee’s janitorial contractors in accordance with the provisions of Lessee’s Lease. Lessee shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6.                                      Lessor will furnish Lessee, free of charge, with one key to each door lock in the Premises. Lessee, at its sole cost and expense, will change the lock of each door in the Premises. Lessee, upon termination of its tenancy, shall deliver to Lessor the keys of all doors which have been procured by Lessee.

7.                                      Electric wires, telephones, burglar alarms or other similar apparatus shall not be installed in the Premises except with the approval and under the direction of Lessor. The location of telephones, call boxes and any other equipment affixed to the Premises shall be subject to the approval of Lessor. Any installation of telephones, telegraphs, electric wires or other electric apparatus made without permission shall be removed by Lessee at Lessee’s own expense.

8.                                      Lessee shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment, subject to any express provisions of Lessee’s Lease to the contrary. Lessee shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Project by reason of noise, odors or vibrations.

9.                                      Except as otherwise provided in the Lease, Lessee shall not use any method of heating or air-conditioning other than that supplied by Lessor.

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10.                               Lessor reserves the right from time to time, in Lessor’s sole and absolute discretion, exercisable without prior notice and without liability to Lessee: (a) to name or change the name of the Building or Project; (b) to change the address of the Building or Project, and/or (c) to install, replace or change any signs in, on or about the Common Areas, the Building or Project (except for Lessee’s signs, if any, which are expressly permitted by Lessee’s Lease).

11.                               Lessee shall close and lock all doors of its Premises and entirely shut off all water faucets or other water apparatus, unless otherwise needed for Lessee’s business and, except with regard to Lessee’s computers and other equipment, if any, which reasonably require electricity on a 24-hour basis, all electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Lessor for noncompliance with this rule.

12.                               The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be thrown therein.

13.                               Lessee shall not make any room-to-room solicitation of business from other tenants in the Project. Lessee shall not use the Premises for any business or activity other than that specifically provided for in the Lease.

14.                               Lessee shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Project. Lessee shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

15.                               Except as expressly permitted in Lessee’s Lease, Lessee shall not mark, drive nails, screw or drill into the partitions, window mullions, woodwork or plaster, or in any way deface the Premises or any part thereof, except to install normal wall hangings. Lessee shall repair any damage resulting from noncompliance under this rule.

16.                               Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Common Areas and other portions of the Project are expressly prohibited, and each tenant shall cooperate to prevent same.

17.                               Lessor reserves the right to exclude or expel from the Project any person who, in Lessor’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

18.                               Lessee shall store all its trash and garbage within its Premises or in designated trash containers or enclosures within the Project. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Lessor.

19.                               The Premises shall not be used for lodging or for manufacturing of any kind.

20.                               Lessee agrees that it shall comply with all fire and security regulations that may be issued from time to time by Lessor, and Lessee also shall provide Lessor with the name of a designated responsible principal or employee to represent Lessee in all matters pertaining to such fire or security regulations. Lessee shall cooperate fully with Lessor in all matters concerning fire and other emergency procedures.

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21.                               Lessee assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage. Such responsibility shall include keeping doors locked and other means of entry to the Premises closed.

22.                               The requirements of Lessee will be attended to only upon the appropriate application to Lessor or Lessor’s designated representative by an authorized individual. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor.

23.                               Lessor may waive any one or more of these Rules and Regulations for the benefit of Lessee or any other tenant, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of Lessee or any other such tenant, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any and all of the tenants in the Project.

24.                               These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Project.

25.                               Lessor reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety, security, care and cleanliness of the Project and for the preservation of good order therein. Lessee agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

26.                               Lessee shall be responsible for the observance of all of the foregoing rules by Lessee’s employees, agents, clients,, customers, invitees or guests.

PARKING RULES AND REGULATIONS

In addition to the foregoing rules and regulations and the parking provisions contained in the Lease to which this Exhibit “B” is attached, the following rules and regulations shall apply with respect to the use of the Projects parking areas.

1.                                      Every parker is required to park and lock his/her own vehicle. All responsibility for damage to or loss of vehicles is assumed by the parker and Lessor shall not be responsible for any such damage or loss by water, fire, defective brakes, the act or omissions of others, theft, or for any other cause.

2.                                      Lessee and its employees shall only park in parking areas designated by Lessor. Lessee shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.

3.                                      No overnight or extended term storage of vehicles shall be permitted without prior Lessor consent.

4.                                      Vehicles must be parked entirely within painted stall lines of a single parking stall.

5.                                      All directional signs and arrows must be observed.

6.                                      The speed limit within all parking areas shall be five (5) miles per hour.

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7.                                      Parking is prohibited: (a) in areas not striped for parking; (b) in aisles; (c) where “no parking” signs are posted; (d) on ramps; (e) in cross-hatched areas; and (f) in reserved spaces and in such other areas as may be designated by Lessor.

8.                                      Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

9.                                      Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loadings areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the automobile parking areas of the Project or on streets adjacent thereto. Lessor will be responsible for the repair of any damage to the asphalt paved surfaces caused by Lessor’s forklift or trucks/trailers.

10.                               Lessor may refuse to permit any person who violates these rules to park in the parking areas, and any violation of the rules shall subject the vehicle to removal, at such vehicle owner’s expense.

11.                               During the lease term, Lessor reserves the right to relocate any trailer(s) that impede traffic for building and/or other tenants.

4

FIRST AMENDMENT TO LEASE

(Liberty Industrial Park, LLC)

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered into as of the             day of April, 2013, by and between LIBERTY INDUSTRIAL PARK, a California limited liability company (“Lessor”) and SHIRE REGENERATIVE MEDICINE, INC., a Delaware corporation (“Lessee”).

R E C I T A L S:

A.                                    Lessor and ADVANCED BIOHEALING, Inc. entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Net dated as of March 7, 2011 (the “Original Lease”), whereby Lessor leased to Lessee and Lessee leased from Lessor certain industrial space located in those certain buildings located and addressed at 9677 Distribution Avenue, San Diego, California (the “Project”). The Lease term ends on April 30, 2013. Advanced BioHealing Inc. was acquired by Shire, Inc. as a wholly-owned subsidiary in 2011. Shire, Inc. changed its name to Shire Regenerative Medicine, Inc. effective July 18, 2012. The Original Lease may be referred to herein as the “Lease.”

B.                                    By this First Amendment, Lessor and Lessee desire to extend the Term of the Lease and to otherwise modify the Lease as provided herein.

C.                                    Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows;

A G R E E M E N T:

1.                                      The Premises. Lessor and Lessee hereby agree that pursuant to the Lease, Lessor currently leases to Lessee and Lessee currently leases from Lessor that certain industrial space in the Project containing 6,000 rentable square feet (the “Premises”), as more particularly described in the Original Lease.

2.                                      Extended Lease Term. The Lease Expiration Date of April 30, 2013 shall be extended such that the Lease shall terminate on April 30, 2015 (“New Termination Date”). The period from May 1, 2013 through the New Termination Date specified above, shall be referred to herein as the “Extended Term.”

3.                                      Monthly Base Rent. Notwithstanding anything to the contrary in the Lease, during the Extended Term, Lessee shall pay, in accordance with the provisions of this Section 3, monthly Base Rent for the Premises as follows:

Period	Monthly Base Rent

May 1, 2013 - April 30, 2014	$4,260.00
May 1, 2014 - April 30, 2015	$4,380.00

4.                                      Condition of the Premises. Lessee hereby agrees to accept the Premises in its “as-is” condition and Lessee hereby acknowledges that Lessor shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Lessee also acknowledges that Lessor has made no representation or warranty regarding the condition of the Premises.

5.                                      Defaults. Lessee hereby represents and warrants to Lessor that, as of the date of this First Amendment, Lessee is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Lessor or Lessee, and that Lessee knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Lessor or Lessee.

6.                                      Signing Authority. Each individual executing this First Amendment on behalf of Lessee hereby represents and warrants that Lessee is a duly formed and existing entity qualified to do business in the State of California and that Lessee has full right and authority to execute and deliver this First Amendment and that each person signing on behalf of Lessee is authorized to do so.

7.                                      No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

“LESSOR”	LIBERTY INDUSTRIAL PARK, LLC,
a California limited liability company

	By:	/s/ Stephen R. Madruga
Name: Stephen R. Madruga
Its: Managing Member

2

	By:	/s/ Janice Gonsalves
Name: Janice Gonsalves
Its: Managing Member

“LESSEE”	SHIRE REGENERATIVE MEDICINE, Inc
a Delaware corporation

	By:	/s/ Aditya Mohanty
Name: Aditya Mohanty
Its: Senior Vice President, Technical Operations

By:
Print Name:
Title:

3

SECOND AMENDMENT TO LEASE

(Liberty Industrial Park, LLC)

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into as of the 19th day of April, 2015, by and between LIBERTY INDUSTRIAL PARK, a California limited liability company (“Lessor”) and ORGANOGENESIS INC., a Delaware corporation (“Lessee”).

R E C I T A L S:

A.                                    Lessor and ADVANCED BIOHEALING, Inc. entered into that certain Standard Industrial/Commercial Multi-Tenant Lease — Net dated as of March 7, 2011 (the “Original Lease”), whereby Lessor leased to Lessee and Lessee leased from Lessor certain industrial space located in those certain buildings located and addressed at 9677 Distribution Avenue, San Diego, California (the “Project”). The Lease term ended on April 30, 2013. Advanced BioHealing Inc. was acquired by Shire, Inc. as a wholly-owned subsidiary in 2011. Shire, Inc. changed its name to Shire Regenerative Medicine, Inc. effective July 18, 2012. Organogenesis acquired certain business assets of Shire, Inc. that include the Project on January 17, 2014. The Original Lease may be referred to herein as the “Lease.”

B.                                    By a First Amendment, Lessor and Lessee agreed to extend the Term of the Lease to terminate on April 30, 2015.

C.                                    By this Second Amendment, Lessor and Lessee desire to extend the Term of the Lease and to otherwise modify the Lease as provided herein.

D.                                    Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1.                                      The Premises. Lessor and Lessee hereby agree that pursuant to the Lease, Lessor currently leases to Lessee and Lessee currently leases from Lessor that certain industrial space in the Project containing 6,000 rentable square feet (the “Premises”), as more particularly described in the Original Lease.

1

2.                                      Extended Lease Term. The Lease Expiration Date of April 30, 2015 shall be extended such that the Lease shall terminate on April 30, 2017 (“New Termination Date”). The period from May 1, 2015 through the New Termination Date specified above shall be referred to herein as the “Extended Term.”

3.                                      Monthly Base Rent. Notwithstanding anything to the contrary in the Lease, during the Extended Term, Lessee shall pay, in accordance with the provisions of this Section 3, monthly Base Rent for the Premises as follows:

Period	Monthly Base Rent

May 1, 2015 - April 30, 2016	$4,380.00
May 1, 2016 - April 30, 2017	$4,380.00

4.                                      Condition of the Premises. Lessee hereby agrees to accept the Premises in its “as-is” condition and Lessee hereby acknowledges that Lessor shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Lessee also acknowledges that Lessor has made no representation or warranty regarding the condition of the Premises.

5.                                      Defaults. Lessee hereby represents and warrants to Lessor that, as of the date of this Second Amendment, Lessee is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Lessor or Lessee, and that Lessee knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Lessor or Lessee.

6.                                      Signing Authority. Each individual executing this Second Amendment on behalf of Lessee hereby represents and warrants that Lessee is a duly formed and existing entity qualified to do business in the State of California and that Lessee has full right and authority to execute and deliver this Second Amendment and that each person signing on behalf of Lessee is authorized to do so.

7.                                      No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

2

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

“LESSOR”	LIBERTY INDUSTRIAL PARK, LLC,
a California limited liability company

	By:	/s/ Stephen R. Madruga
Name: Stephen R. Madruga
Its: Managing Member

	Date:	4.19.15

	By:	/s/ Janice Gonsalves
Name: Janice Gonsalves
Its: Member

	Date:	4-16-15

Organogenesis Inc.,
“LESSEE”	a Delaware corporation

	By:	/s/ Gary Gillheeney
Name: Gary Gillheeney
Its: President and CEO

	Date:	4/14/15

3

THIRD AMENDMENT TO LEASE

(Liberty Industrial Park, LLC)

THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is made and entered into as of the 9th day of March, 2017, by and between LIBERTY INDUSTRIAL PARK, a California limited liability company (“Lessor”) and ORGANOGENESIS INC., a Delaware corporation (“Lessee”).

R E C I T A L S:

A.                                    Lessor and ADVANCED BIOHEALING, Inc. entered into that certain Standard Industrial/Commercial Multi-Tenant Lease — Net dated as of March 7, 2011 (the “Original Lease”), whereby Lessor leased to Lessee and Lessee leased from Lessor certain industrial space located in those certain buildings located and addressed at 9677 Distribution Avenue, San Diego, California (the “Project”). The Lease term ended on April 30, 2013. Advanced BioHealing Inc. was acquired by Shire, Inc. as a wholly-owned subsidiary in 2011. Shire, Inc. changed its name to Shire Regenerative Medicine, Inc. effective July 18, 2012. Organogenesis acquired certain business assets of Shire, Inc. that include the Original Lease to 9677 Distribution Avenue, San Diego, California on January 17, 2014. The Original Lease may be referred to herein as the “Lease.”

B.                                    By a First Amendment, Lessor and Lessee agreed to extend the Term of the Lease to terminate on April 30, 2015.

C.                                    By a Second Amendment, Lessor and Lessee agreed to extend the Term of the Lease to terminate on April 30, 2017.

D.                                    By this Third Amendment, Lessor and Lessee desire to extend the Term of the Lease to terminate on April 30, 2020 and to otherwise modify the Lease as provided herein.

E.                                     Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1.                                      The Premises. Lessor and Lessee hereby agree that pursuant to the Lease, Lessor currently leases to Lessee and Lessee currently leases from Lessor that certain industrial space in the Project containing 6,000 rentable square feet (the “Premises”), as more particularly described in the Original Lease.

2.                                      Extended Lease Term. The Lease Expiration Date of April 30, 2017 shall be extended such that the Lease shall terminate on April 30, 2020 (“New Termination Date”). The period from May 1, 2017 through the New Termination Date specified above shall be referred to herein as the “Extended Term.”

3.                                      Monthly Base Rent. Notwithstanding anything to the contrary in the Lease, during the Extended Term, Lessee shall pay, in accordance with the provisions of this Section 3, monthly Base Rent for the Premises as follows:

Period	Monthly Base Rent

May 1, 2017 - April 30, 2018	$5,040.00
May 1, 2018 - April 30, 2019	$5,040.00
May 1, 2019 - April 30, 2020	$5,040.00

4.                                      Condition of the Premises. Lessee hereby agrees to accept the Premises in its “as-is” condition and Lessee hereby acknowledges that Lessor shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Lessee also acknowledges that Lessor has made no representation or warranty regarding the condition of the Premises.

5.                                      Defaults. Lessee hereby represents and warrants to Lessor that, as of the date of this Third Amendment, Lessee is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Lessor or Lessee, and that Lessee knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Lessor or Lessee.

6.                                      Signing Authority. Each individual executing this Third Amendment on behalf of Lessee hereby represents and warrants that Lessee is a duly formed and existing entity qualified to do business in the State of California and that Lessee has full right and authority to execute and deliver this Third Amendment and that each person signing on behalf of Lessee is authorized to do so.

7.                                      No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

“LESSOR”	LIBERTY INDUSTRIAL PARK, LLC,
a California limited liability company

	By:	/s/ Stephen R. Madruga
Name: Stephen R. Madruga
Its: Managing Member

	Date:	3.10.17

	By:	/s/ Janice Gonsalves
Name: Janice Gonsalves
Its: Member

	Date:	March 10, 2017

“LESSEE”	Organogenesis Inc.,
a Delaware corporation

	By:	/s/ Gary Gillheeney
Name: Gary Gillheeney
Its: President and CEO

	Date:	4/3/17